Exhibit 10.4

Execution Copy

JOINDER AGREEMENT

Reference is made hereby to the Purchase Agreement dated May 18, 2010 (the “Agreement”), between OHCP HM Merger Sub Corp. and the Initial Purchasers named therein. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given such terms in the Agreement.

Each of the undersigned hereby unconditionally and irrevocably expressly makes the representations made by the Company and the Guarantors, as applicable, pursuant to the Agreement as of the date of the Agreement and on the Closing Date and assumes, confirms and agrees to perform and observe as the Company or a Guarantor, as applicable, the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the Company or a Guarantor under the Agreement, in each case, as if it were an original signatory thereto on the date hereof.

This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York with regard to conflict of laws provisions thereof.

[signature page immediately follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 28th day of May, 2010.

THE HILLMAN GROUP, INC.

By:	/s/ James P. Waters
Name: James P. Waters
Title: Chief Financial Officer

GUARANTORS:

THE HILLMAN COMPANIES, INC.
HILLMAN INVESTMENT COMPANY ALL POINTS INDUSTRIES, INC. SUNSUB C, INC.

By:	/s/ James P. Waters
Name: James P. Waters
Title: Chief Financial Officer

JOINDER AGREEMENT